STOCK PLEDGE AGREEMENT

AGREEMENT dated July 31, 2000 by and between Datametrics Corporation, a Delaware corporation with principal offices at 25B Hanover Road, #305, Florham Park, New Jersey 07932 (the "PLEDGOR") ,and BRUCE GALLOWAY, with offices at c/o Burnham Securities, 1325 Avenue of the Americas, 26th Floor, New York City,
New York 10019 ("SECURED PARTY") (acting as collateral agent for the Lenders (defined below)).

W I T N E S S E T H

WHEREAS, PLEDGOR owns eighty-eight percent (88%) of the issued and outstanding stock of MadeMyWay.com, Inc. (the "Company);

WHEREAS, the PLEDGOR has on or about this day executed and delivered to the persons (the "Lenders") identified on Exhibit A Promissory Notes in the respective principal amounts set forth on such Exhibit A (the "Notes");

WHEREAS, PLEDGOR has agreed to secure the PLEDGOR'S debts, obligations, and liabilities to the Lenders under the Notes (herein collectively called "Obligations") with a pledge of its stock in the Company; and

WHEREAS, the Lenders have appointed the SECURED PARTY to act as Collateral Agent for them in respect of the Collateral (as defined below);

WHEREAS, PLEDGOR has agreed to execute and deliver this Agreement with SECURED PARTY for the benefit of the Lenders;

NOW THEREFORE, in consideration of these premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Grant of Pledge. PLEDGOR as security for its obligations under the Notes, hereby pledges, assigns, transfers, and grants a security interest to SECURED PARTY in the following property (herein referred to as "Collateral"):

(a)	4,400,000 shares of the common capital stock of the Company
represented by Certificate(s) No. 3 (herein collectively "Stock"), with stock assignments separate from the certificates, duly executed in blank; and

(b)	all products, proceeds, substitutions, additions, interest and other distributions issued in respect to any of the Stock, including specifically, but not by way of limitation, any and all rights to cash and non-cash dividends, rights and payments in liquidation, or other distributions or amounts due of every kind and nature existing or made from time to time with respect to any of the Collateral
(including, without limitation, those hereafter received as the result of any dividend and any other distribution or assignment of assets in any form).

This pledge, assignment, transfer, and grant of a security interest is made to secure to SECURED PARTY the prompt and full payment and performance of all of the
Obligations.

2. Delivery of Collateral. PLEDGOR and SECURED PARTY acknowledge, agree, and confirm that the Collateral has this date been delivered to the SECURED PARTY.

3. Representations and Warranties. PLEDGOR hereby warrants and represents to SECURED PARTY and covenants and agrees with SECURED PARTY as follows:

(a)	PLEDGOR is the owner of the Collateral, free and clear of all liens, security interests, attachments, and encumbrances, except as are created hereby, and the Collateral is validly issued, fully paid, and nonassessable and represents eighty-eight percent (88%) of the issued and outstanding capital stock of the Company on a fully diluted basis.

(b)	PLEDGOR has the capacity to execute, deliver, and perform the pledge, assignment, transfer, and grant of the security interest set forth herein.

(c)	PLEDGOR will warrant and defend the title of SECURED PARTY to the
Collateral against the claims and demands of all persons.

(d)	PLEDGOR will not, without SECURED PARTY'S prior written consent, further encumber, sell, assign, pledge, transfer or grant a security interest or otherwise dispose of any part of the Collateral or any interest therein.

(e) Without the prior written consent of SECURED PARTY, PLEDGOR shall have no right to reach the Collateral or to withdraw any part thereof from the possession of the SECURED PARTY or to in any way control the SECURED PARTY regarding the disposition of the Collateral, except as otherwise provided in this Agreement or by operation of law.

(f) The execution, delivery and performance of this Agreement and the Notes will not (a) violate any law or regulation to which PLEDGOR is subject, (b) violate any organizational document, including, without limitation, the articles of incorporation, of PLEDGOR or (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract, agreement or instrument to which PLEDGOR is subject or by which any of PLEDGOR's assets are bound.

(g) PLEDGOR is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity or any other person for the execution, delivery and performance of this Agreement and the Notes.

4. Events of Default. Failure by the PLEDGOR to pay or perform promptly when due any of the Obligations, which failure is not cured during any grace period provided in the Notes evidencing the Obligations, shall constitute an Event of Default under this Agreement.

5. Rights and Remedies.  Upon an Event of Default hereunder, SECURED
PARTY shall be entitled to the rights and remedies provided in the Uniform Commercial Code then in force in the State of New York, except as otherwise agreed herein.

6. Cooperation. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any part thereof, PLEDGOR and COMPANY will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use their best efforts to secure the same.

7. Rights Transferred.  Upon any sale or other disposition, SECURED
PARTY shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at such sale or other disposition (including SECURED PARTY) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption.
 PLEDGOR specifically waives all right of redemption, stay or appraisal which he has or may have under any rule of law or statute now existing or hereafter adopted.

8. Terms of Sale. SECURED PARTY shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it.
 SECURED PARTY may, without notice or publication, adjourn any private or public sale, and upon 10 days' prior notice to the PLEDGOR, may hold such sale at any time or place to which the same may be so adjourned.

9. Application of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by SECURED PARTY in the following order:

(a)	to the payment of the costs and expenses of such sale or sales, and collections, including the reasonable compensation of SECURED
PARTY's agents and counsel;

(b)	to the payment of the Obligations in such order as SECURED PARTY may elect; and

(c)	to the payment to PLEDGOR of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which SECURED PARTY has actual notice.

10. Consent to Indulgences. PLEDGOR hereby assents to any indulgences, postponements, compromises, extensions or renewals in connection with the Obligations or Collateral and to the discharge, termination, substitution, exchange, addition, release or surrender of the Collateral or any other collateral securing the Obligations or any person primarily or secondarily liable to SECURED PARTY for the Obligations. SECURED PARTY shall not be required (i) to make any demand upon or pursue or exhaust SECURED PARTY's rights or remedies against any person with respect to the Obligations, or (ii) to pursue or exhaust any of SECURED PARTY'S rights or remedies with respect to any present or future collateral which SECURED PARTY may hold as security for the Obligations or
(iii)
to marshal such security or resort to any such security in any particular order;
and all of SECURED PARTY'S rights and remedies under this Agreement or any other agreement or instrument relating to the Obligations, or to any security therefor, shall be cumulative and may be exercised separately, concurrently, and in any chronological order.

11. Expenses. PLEDGOR shall pay to SECURED PARTY on demand any and all expenses, including but not limited to, all reasonable attorneys' fees and expenses (whether or not any legal action or proceeding is commenced), and all other expenses of like or unlike nature which reasonably may be expended or incurred by SECURED PARTY to enforce any obligations, as against PLEDGOR or in the prosecution or defense of any action, or concerning any matter, growing out of or connected with the subject matter of this agreement, the Obligations or the
Collateral.

12. Waiver by PLEDGOR. Except as otherwise provided herein, to the full extent permitted by law, PLEDGOR waives presentment, demand, notice of default, notice of dishonor, notices of extensions or renewals relating to the Obligations, protest and all other forms of demand and notice of every kind and description which may be required to be given with respect to the Obligations and
Collateral. PLEDGOR consents, with respect both to the Obligations and Collateral, to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment thereof, all in such manner and at such time or times as SECURED PARTY may deem advisable, at its sole discretion. SECURED PARTY shall have no duty as to the preservation of rights against prior parties.

13. Governing Law; Jurisdiction.  (i)  THIS AGREEMENT WILL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE
STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF
THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF
SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.   (ii)  EACH PARTY CONSENTS
THAT
ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY
MANNER
RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK.
 EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH PARTY AGREES THAT TO THE EXTENT
PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY
THE
DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 15 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 15 OF THIS AGREEMENT, EACH PARTY HEREBY EXPRESSLY
AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER
VENUE
OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

14. Waivers by SECURED PARTY. SECURED PARTY shall not be deemed to have waived any of SECURED PARTY's rights hereunder, or under any other agreement, instrument or paper, unless such waiver is in writing signed by SECURED PARTY.
 No delay or omission on the part of SECURED PARTY in exercising any right or remedy shall operate as waiver of such right or remedy or any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.
 All SECURED PARTY's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently. COMPANY and PLEDGOR agree that SECURED PARTY is not and shall not be obligated to exercise any particular right or remedy prior to the exercise of any other right or remedy.

15. Notices. All notices and written communications required or permitted to be given under this Agreement will be deemed to have been properly given, and effective three (3) business days following deposit in the mails, if the same is deposited with the United States Postal Service, postage prepaid, certified return receipt requested, addressed to the appropriate party at its address first listed above, or such subsequent address as a party may, by written notice given pursuant hereto, have designated.

16. Assignment. If at any time or times, by assignment or otherwise, SECURED PARTY transfers the Obligations and Collateral or other security therefor, such transfer shall carry with it SECURED PARTY's powers and rights under this Agreement with respect to the Obligations and Collateral or other security transferred and the transferee shall become vested with said powers and rights, whether or not they are specifically referred to in the transfer. If and to the extent that

SECURED PARTY retains any portion of the Collateral or other security, SECURED PARTY will continue to have the rights and powers herein set forth with respect thereto.

17. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties and supersedes all previous agreements, promises, representations, understandings and negotiations, whether written or oral, between the parties with respect to the pledge of Collateral. Neither PLEDGOR,
COMPANY nor SECURED PARTY shall be bound by any undertaking not expressed in writing.

18. Irrevocable Proxy. Simultaneously with the execution and delivery of this Agreement PLEDGOR is executing and delivering the Irrevocable Proxy in the form of Exhibit B to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, all as of the date first above written.

SECURED PARTY:					PLEDGOR
BRUCE GALLOWAY, as				DATAMETRICS CORPORATION
Collateral Agent

BY:  /s/ Bruce Galloway				By: /s/ Daniel P. Ginns
   ____________________				    ________________________
							    Daniel P. Ginns, CEO


	The Company is signing below to confirm its consent to the pledge described above and its agreement to the terms of Section 6.


MADEMYWAY.COM, INC.


By:  /s/ Daniel P. Ginns
     Name: Daniel P. Ginns
     Title:CEO


STATE OF NEW JERSEY


___________ County
                              July  ___, 2000

	Then personally appeared the above-named Daniel P. Ginns, who did declare that he is a CEO of Datametrics Corporation and acknowledged the foregoing instrument to be his free act and deed as such CEO, and the free act and deed of
Datametrics Corporation, before me,



(Seal)
	________________________________
Notary Public
My commission expires:


EXHIBIT A



LENDERS



	NAME								PRINCIPAL AMOUNT


Goren Brothers (Allan and James)						$80,000

Bruce Galloway and Jacombs Investment, Inc. 				$80,000

Europa (Fred Knoll) 								$80,000

Philip Sassower (Phoenix Enterprises)					$80,000

Willow Creek									$80,000

NTS Financial Ltd.								$80,000


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Document #: 11957v4